VARIABLE IMMEDIATE ANNUITY CONTRACT









THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This is a legal contract between its owner and us. Please read it carefully.

In this Contract, "you" and "your" refer to the owner, and "we," "us," and "our" refer to Equitable.

We agree to pay an annuity based on the terms shown on the Data Pages. Other important terms are described in the various parts of this Contract.

THE AMOUNT OF EACH VARIABLE INCOME ANNUITY PAYMENT MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT INVESTMENT FUNDS, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.

TEN DAY RIGHT TO EXAMINE CONTRACT: You may return this Contract to us within 10 days from the date you receive it. Return it to the Processing Office shown below. If you return it within the 10-day period, your Contract will be canceled from the Contract Date. We will refund any premium made, less any distribution payable. After this 10-day period, this Contract may not be surrendered.

Processing Office:  [Annuity Benefits Division, P.O. Box 2494, New York, N.Y.
                    10116-2494]


NEW YORK,

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

/s/ Joseph J. Melone                           /s/ James M. Benson
Chairman and Chief Executive Officer           President and Chief Operating
                                               Officer



Vice President and Secretary





VIA95JSL                                                                       1

VARIABLE IMMEDIATE ANNUITY CONTRACT. Non-participating (no dividends payable). Non-assignable. Non-transferable.



VIA95JSL                                                                       2

                                   DATA PAGES


OWNER                         [John Doe]  [September 1, 1995]      CONTRACT DATE

ANNUITY FORM                 [Joint and   [XXXXX]                CONTRACT NUMBER
                  Survivor Life Annuity]

ANNUITANT                     [John Doe] [70-1/2 - M]          ISSUE AGE AND SEX
              Mary Doe, Joint Annuitant] [69-1/2 F]
PREMIUM                        [$10,000] [October 1, 1995] DATE OF FIRST PAYMENT

[PREMIUM ALLOCATION]
                          [Fixed Income]  [xx%]
                       [Variable Income]  [yy%]

ANNUITY OPTIONS:
[ o  FIXED INCOME ANNUITY    Amount of Fixed Income Annuity Payment      $50.00]

   o VARIABLE INCOME ANNUITIES:                           NUMBER OF
     INVESTMENT FUNDS*                                    ANNUITY UNITS

     [MONEY MARKET                                         XX.XXX
     INTERMEDIATE GOVERNMENT                               XX.XXX
       SECURITIES
     QUALITY BOND                                          XX.XXX
     HIGH YIELD                                            XX.XXX
     GROWTH & INCOME                                       XX.XXX
     EQUITY INDEX                                          XX.XXX
     COMMON STOCK                                          XX.XXX
     GLOBAL                                                XX.XXX
     INTERNATIONAL                                         XX.XXX
     AGGRESSIVE STOCK                                      XX.XXX
     CONSERVATIVE INVESTORS                                XX.XXX
     BALANCED                                              XX.XXX
     GROWTH INVESTORS]                                     XX.XXX

     [Dollar amount of Variable Annuity Payment                         [$50.00]

                                          Total Initial Payment Amount [$100.00]

     * These are Funds of our Separate Account [A.]


SUCCESSOR OWNER [Jane Doe], for the purposes of item 3, Part C.


VIA95JSL                                                                       3

                        DATE OF ISSUE [September 1, 1995]


VIA95JSL                                                                       4

                              DATA PAGES (CONT'D.)





       ASSUMED BASE RATE OF NET INVESTMENT RETURN: [5.0%][3.5%] PER YEAR

       ADJUSTMENT FACTOR                                         [.00013366]
                                                                 [.00009425] for
                                                                 each day in the
                                                               Valuation Period.

       [ADMINISTRATIVE EXPENSE CHARGE:             [$200] FOR CONTRACT AT ISSUE]

       DAILY SEPARATE ACCOUNT CHARGE:      [Annual rate of:  .50%.  This charge
       is in addition to investment advisory fees and direct operating expenses charged with respect to an Investment Fund as described in item 2.b. of Part B.]

       [INTEREST RATE (FOR FIXED INCOME
                             ANNUITY):]  [6.0%]

       [TRANSFERS AMONG                                       [Not permitted]
          INVESTMENT FUNDS:]

VIA95JSL                                                                       5

PART A.  BASIC TERMS
--------------------


1.     ANNUITANT:

       "Annuitant" is the person or persons shown as such on the Data Pages and during whose lifetime an income will be payable to the Owner, unless the Owner specifies otherwise. If there is a Joint Annuitant, the Joint Annuitant's name is shown on the Data Pages and this term will also mean such Joint Annuitant.

2.     ANNUITY BENEFIT:

       "Annuity Benefit" means the benefit payable by us pursuant to the annuity options provided under this Contract.

       "Fixed Income Annuity" means an annuity option under which the monthly payments are payable in a specified dollar amount. "Variable Income Annuity" means an annuity option under which the dollar amount of such monthly payment may increase or decrease depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages.

3.     ANNUITY UNIT:

       "Annuity Unit" applies to the Variable Income Annuity only and is a unit of measurement used in determining the amount of each Variable Income Annuity payment. The number of Annuity Units is calculated by dividing the first monthly Variable Income Annuity payment amount by the unit value for the Valuation Period which includes the due date of the first monthly payment.

4.     ANNUITY UNIT VALUE:

       "Annuity Unit Value" means the dollar value of any given date of each Annuity Unit in each applicable Investment Fund of the Separate Account.

5.     BUSINESS DAY:

       A Business Day is any day on which we are open and the New York Stock Exchange is open for trading.

6.     CONTRACT DATE:

       "Contract Date" is the date we receive the properly completed application and the premium for which annuity payments are made under this Contract.

7.     INVESTMENT FUNDS:

       "Investment Funds" are sub-funds of the Separate Account. Each Investment Fund may invest its assets in a separate class (or series) of a specified trust or investment company where each class (or



VIA95JSL                                                                       6
       series) represents a separate portfolio in such trust or investment company. The Data Pages show the available Investment Funds on the Contract Date. We will notify you of any changes in the Investment Funds available.

8.     OWNER:

       "Owner" is the person shown on the Data Pages, or any Successor Owner, who has the rights and options described in this Contract. The Owner may be changed, if you notify us in writing in a form we accept; the changes will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

9.     PREMIUM:

       "Premium" is the amount received by us under this Contract, before deduction of the Administrative Expense Charge shown on the Data Pages and any other charges, including state premium tax, which may apply. The Premium is shown on the Data Pages.

10.    PROCESSING OFFICE:

       "Processing Office" is the administrative office shown on the cover page of this Contract. If we change it, we will notify you.

11.    SUCCESSOR OWNER:

       "Successor Owner" is the person or persons who succeeds as Owner in the event of your death before the Annuitant. The Successor Owner may be changed, if you notify us in writing in a form we accept; the change will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

12.    VALUATION PERIOD:

       A "Valuation Period" is each Business Day together with any consecutive preceding non-Business Days. For example, for each Monday which is a Business Day, the preceding Saturday and Sunday will be included to equal a three-day Valuation Period.




VIA95JSL                                                                       7

PART B.  ANNUITY OPTIONS
------------------------

1.     FIXED INCOME ANNUITY:

       The amount of Fixed Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account Interest Rate shown on the Data Pages. Fixed Income Annuity payments are guaranteed without regard to any investment results or to future changes in interest rates.

2.     VARIABLE INCOME ANNUITY:

       The initial payment amount of the Variable Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account the Assumed Base Rate of Net Investment Return shown on the Data Pages. Variable Income Annuity payments will vary based on the investment results of the applicable Separate Account Investment Funds.

       A.     SEPARATE ACCOUNT:

              We have established the Separate Account shown on the Data Pages and maintain it in accordance with the laws of New York State. Income and realized and unrealized gains and losses from the assets of the Separate Account are credited to or charged against it without regard to our other income, gains or losses. Assets are placed in the Separate Account to support this Contract and other variable annuity contracts and certificates. Assets may be placed in the Separate Account for other purposes, but not to support contracts or policies other than variable annuities and variable life insurance. A Separate Account may be subdivided into Investment Funds, also as shown on the Data Pages.

              The assets of the Separate Account are our property. The portion of such assets equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct. We may transfer assets of the Separate Account or Investment Fund in excess of the reserves and other liabilities with respect to such Account or Fund to another Separate Account or Investment Fund or to our general account.

              We may, at our discretion, invest Separate Account assets in any investment permitted by applicable law. We may rely conclusively on the opinion of counsel (including counsel in our employ) as to what investments we may make as law permits.

       B.     SEPARATE ACCOUNT ANNUITY UNIT VALUES:

              We determine the Annuity Unit Value for the Separate Account for each Valuation Period as described below.

              The Net Investment Factor for a Valuation Period is (i) divided by
              (ii) minus (iii), where

               (i) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the Valuation Period (before taking into account any amounts allocated to or withdrawn from the Investment Fund for the

VIA95JSL                                                                       8

                     Valuation Period and after deduction of investment advisory fees and direct operating expenses of the specified trust or investment company; for this purpose, we use the share value reported to us by the specified trust or investment company);

               (ii) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the preceding Valuation Period (taking into account any amounts allocated or withdrawn for that Valuation Period);

               (iii) is the daily Separate Account charge (see item c. below)
                     for the expenses and risks of the Contract, times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

              The Annuity Unit Value for a Valuation Period is the Annuity Unit Value for the immediately preceding Valuation Period multiplied by the Adjusted Net Investment Factor for such subsequent Valuation Period. The Adjusted Net Investment Factor for a Valuation Period is the Net Investment Factor for such Period reduced for each calendar day in such subsequent Valuation Period by the Adjustment Factor (shown on the Data Pages) times the Net Investment Factor in order to recognize the Assumed Base Rate of Net Investment Return (also shown on the Data Pages) used in the determination of the number of Annuity Units. Because of this adjustment, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return (after charges) is higher or lower than the Assumed Base Rate of Net Investment Return.

              The Average Annuity Unit Value for a calendar month is equal to the average of the Annuity Unit Values for such month. We will notify you or the person to whom payment is being made of the Average Annuity Unit Value used in determining the amount of each variable annuity payment.

       C.      DAILY SEPARATE ACCOUNT CHARGE:

               Assets of the Investment Funds will be subject to a daily asset charge. This daily asset charge is for mortality risk, expenses and expense risk that we assume, as well as for financial accounting. The charge will be made pursuant to item (iii) of "Net Investment Factor" as defined in item b. above. Such charge will be applied after any deductions to provide for taxes. The amount of the charge is shown on the Data Pages.

       D.      CHANGES WITH RESPECT TO SEPARATE ACCOUNT:

               We have the right, subject to compliance with applicable law, and, if required, approval of Contract Owners:

               (a) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts in addition to or in place of the Separate Account;

               (b) to combine any two or more Investment Funds or sub-funds thereof;


VIA95JSL                                                                       9

               (c) to transfer the assets we determine to be the share of the class of contract to which this Contract belongs from any Investment Fund to another Investment Fund, or from the Separate Account to another separate account, if such other Investment Fund or separate account has, in our judgment, the same investment objectives;

               (d) to operate the Separate Account or any Investment Fund as a management investment company under the Investment Company Act of 1940, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account;

               (e) to operate the Separate Account or any Investment Fund as a unit investment trust under the Investment Company Act of 1940;

               (f) to register or deregister the Separate Account under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

               (g) to restrict or eliminate any voting rights as to the Separate Account;

               (h) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies.

               A portfolio might, in our judgment, become unsuitable for investment by the Separate Account or Investment Funds, in view of legal, regulatory, or federal income tax restrictions. In such event, shares of another series or shares of another investment trust may be substituted for shares already purchased with respect to the Separate Account or as the security to be purchased in the future, provided that such substitution meets applicable federal income tax guidelines and, to the extent required by law, has been approved by the Securities and Exchange Commission and such other regulatory authorities as may be necessary.

               If the exercise of these rights results in a material change in the underlying investments of the Separate Account, you will be notified of such exercise, as required by law.


VIA95JSL                                                                      10

PART C.  ANNUITY BENEFITS
-------------------------

1.     MONTHLY PAYMENTS:

       We will pay a monthly life income commencing on the Date of First Payment shown on the Data Pages and thereafter for the remaining lifetime of the Annuitant and Joint Annuitant, with payments continued for the lifetime of the survivor after the death of either the Annuitant or Joint Annuitant. Monthly payments will continue to be made until the last payment due before the death of the survivor.

2.     AMOUNT OF EACH PAYMENT:

       The amount of the first payment is shown on the Data Pages as the Total Initial Payment Amount; the Total Initial Payment Amount shown is the sum of the Fixed Income Annuity payment amount and the first Variable Income Annuity payment amount. With respect to later payments, each monthly payment will be the sum of the Fixed Income Annuity payment and the Variable Income Annuity payment, determined as follows:

       (a) Each Fixed Income Annuity payment will be made at the amount shown on the Data Pages.

       (b) The amount of the second and third monthly Variable Income Annuity payments with respect to each applicable Investment Fund will be the same as the amount of the first payment. The amount of the fourth and each subsequent monthly payment will be the number of Annuity Units for each Investment Fund multiplied by the Average Annuity Unit Value for the second calendar month immediately preceding the due date of the payment.

            The fourth and subsequent monthly Variable Income Annuity payments may increase or decrease in amount, depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages. Payments will not be increased or decreased in amount because of mortality or expense experience.

3.     DEATH OF OWNER:

       If you are not the Annuitant and you die before the Annuitant, upon the date of receipt by us at the Processing Office of proof satisfactory to us of your death, the Successor Owner becomes the Owner with all rights under this Contract. If you die before the Annuitant and if no Successor Owner is alive, your estate becomes the Owner.

VIA95JSL                                                                      11

PART D.  TRANSFERS
------------------

Transfers among Investment Funds are permitted only if so stated on the Data Pages. If the Data Pages do not state that transfers are permitted, and if after the Contract Date we change our rules to permit such transfers, we will notify you in writing. The notice will specify any restrictions which apply.



VIA95JSL                                                                      12

PART E.  GENERAL TERMS
----------------------

1.     CONTRACT:

       This Contract, the related application and any endorsement(s) constitute the entire Contract between the parties, and their terms alone will govern with respect to our rights and obligations. The Contract may not be modified, nor may any of our rights or requirements be waived, except in writing signed by one of our authorized officers.

2.     ASSIGNMENT:

       This Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and except as otherwise permitted by law, no sum payable under this Contract may be transferred, assigned or encumbered, or will in any way be subject to any legal process to subject the same to the payment of any claim against the person to whom such sum is payable.

3.     PAYMENT:

       All payments by us under this Contract will be made by check (or, if so agreed by you and us, by wire transfer or other form).

4.     EVIDENCE OF SURVIVAL:

       We may require satisfactory evidence of survival of the Annuitant on the due date of each payment. If the check for the payment is drawn to the order of the Annuitant, the personal endorsement of such Annuitant on the check will be accepted as evidence of survival, subject to our right to require evidence of the authority of any person who makes claim to receive any payment.

5.     AGE AND SEX:

       If the Annuitant's age or, if applicable, sex has been misstated, any benefits will be such as the Contract would have provided if the first payment amount had been based on the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at [6% per year] (or such other rate which applies under our rules at any time) to benefits falling due thereafter.


6.     CONTRACT CHANGES - APPLICABLE LAW:

       For you (and the Annuitant) to receive the tax treatment accorded to annuities under Federal law, this Contract must qualify initially and continue to qualify as an annuity under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we reserve in this Contract the right to defer acceptance of or to return any payment that would cause the Contract to fail to qualify as an annuity under applicable tax law as interpreted by us. Furthermore, we reserve the right to make changes in this Contract to the extent we deem it necessary to continue to qualify this Contract as


VIA95JSL                                                                      13
       an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes. In addition, payments under this Contract must comply with any applicable requirements of Section 401(a)(9) of the Internal Revenue Code and the Treasury regulations which apply.






VIA95JSL                                                                      14

                                   ENDORSEMENT



                            NOTICE OF RIGHT TO CANCEL
                            -------------------------



This Contract provides a ten day right to cancel. See the cover page. If you cancel the Contract according to this right, you will receive a refund of any premium made, plus or minus any investment gain or loss which applies to the Separate Account Investment Funds from the date the premium or portion thereof was allocated to any such Investment Fund, if applicable, to the date the Contract is canceled.









ENDVIA95

                       VARIABLE IMMEDIATE ANNUITY CONTRACT








THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This is a legal contract between its owner and us. Please read it carefully.

In this Contract, "you" and "your" refer to the owner, and "we," "us," and "our" refer to Equitable.

We agree to pay an annuity based on the terms shown on the Data Pages. Other important terms are described in the various parts of this Contract.

THE AMOUNT OF EACH VARIABLE INCOME ANNUITY PAYMENT MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT INVESTMENT FUNDS, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.

TEN DAY RIGHT TO EXAMINE CONTRACT: You may return this Contract to us within 10 days from the date you receive it. Return it to the Processing Office shown below. If you return it within the 10-day period, your Contract will be canceled from the Contract Date. We will refund any premium made, less any distribution payable. After this 10-day period, this Contract may not be surrendered.

Processing Office: [Annuity Benefits Division, P.O. Box 2494, New York, N.Y. 10116-2494]


NEW YORK,

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
/s/ Joseph J. Melone                           /s/ James M. Benson
Chairman and Chief Executive Officer           President and
                                               Chief Operating Officer


Vice President and Secretary






VARIABLE IMMEDIATE ANNUITY CONTRACT. Non-participating (no dividends payable). Non-assignable. Non-transferable.

VIA95JSLPC                                                                     1

                                   DATA PAGES


OWNER [John Doe]        [September 1, 1995]                        CONTRACT DATE

ANNUITY FORM [Joint and Survivor Life Annuity]  [XXXXX]          CONTRACT NUMBER
                              10 Year Certain]

ANNUITANT                  [John Doe]  [70-1/2 - M]            ISSUE AGE AND SEX
          [Mary Doe, Joint Annuitant]  [69-1/2 F]

PREMIUM                     [$10,000]  [October 1, 1995]   DATE OF FIRST PAYMENT

[PREMIUM ALLOCATION]
                       [Fixed Income]  [xx%]
                    [Variable Income]  [yy%]

ANNUITY OPTIONS:
[ o  FIXED INCOME ANNUITY    Amount of Fixed Income Annuity Payment      $50.00]

  o  VARIABLE INCOME ANNUITIES:                           NUMBER OF
     INVESTMENT FUNDS*                                    ANNUITY UNITS

     [MONEY MARKET                                         XX.XXX
     INTERMEDIATE GOVERNMENT                               XX.XXX
       SECURITIES
     QUALITY BOND                                          XX.XXX
     HIGH YIELD                                            XX.XXX
     GROWTH & INCOME                                       XX.XXX
     EQUITY INDEX                                          XX.XXX
     COMMON STOCK                                          XX.XXX
     GLOBAL                                                XX.XXX
     INTERNATIONAL                                         XX.XXX
     AGGRESSIVE STOCK                                      XX.XXX
     CONSERVATIVE INVESTORS                                XX.XXX
     BALANCED                                              XX.XXX
     GROWTH INVESTORS]                                     XX.XXX

     [Dollar amount of Variable Annuity Payment                         [$50.00]

                                          Total Initial Payment Amount [$100.00]

     * These are Funds of our Separate Account [A.]


VIA95JSLPC                                                                     2

BENEFICIARY           [Jane Doe]



                        DATE OF ISSUE [September 1, 1995]
VIA95JSLPC                                                                     3

                              DATA PAGES (CONT'D.)



       ASSUMED BASE RATE OF NET INVESTMENT RETURN: [5.0%][3.5%] PER YEAR

       ADJUSTMENT FACTOR                                      [.00013366]
                                                              [.00009425] for
                                                              each day in the
                                                              Valuation Period.

       [ADMINISTRATIVE EXPENSE CHARGE: [$200] FOR CONTRACT AT ISSUE]

       DAILY SEPARATE ACCOUNT CHARGE: [Annual rate of .50%. This charge is in addition to investment advisory fees and direct operating expenses charged with respect to an Investment Fund as described in item 2.b. of Part B.]


       [INTEREST RATE (FOR FIXED INCOME
                               ANNUITY):] [6.0%]

       [TRANSFERS AMONG         [Not permitted.]
         INVESTMENT FUNDS:]

VIA95JSLPC                                                                     4

PART A.  BASIC TERMS
--------------------


1.     ANNUITANT:

       "Annuitant" is the person or persons shown as such on the Data Pages and during whose lifetime an income will be payable to the Owner, unless the Owner specifies otherwise. If there is a Joint Annuitant, the Joint Annuitant's name is shown on the Data Pages and this term will also mean such Joint Annuitant.

2.     ANNUITY BENEFIT:

       "Annuity Benefit" means the benefit payable by us pursuant to the annuity options provided under this Contract.

       "Fixed Income Annuity" means an annuity option under which the monthly payments are payable in a specified dollar amount. "Variable Income Annuity" means an annuity option under which the dollar amount of such monthly payment may increase or decrease depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages.

3.     ANNUITY UNIT:

       "Annuity Unit" applies to the Variable Income Annuity only and is a unit of measurement used in determining the amount of each Variable Income Annuity payment. A number of Annuity Units is calculated by dividing the first monthly Variable Income Annuity payment amount by the unit value for the Valuation Period which includes the due date of the first monthly payment.

4.     ANNUITY UNIT VALUE:

       "Annuity Unit Value" means the dollar value of any given date of each Annuity Unit in each applicable Investment Fund of the Separate Account.

5.     BENEFICIARY:

       "Beneficiary" is the person or persons (a) you name in the application for this Contract and to whom the death benefit, if any, is payable when the Annuitant dies or (b) who succeeds as Owner in the event of your death before the Annuitant. As Owner, you may name a contingent beneficiary to become the beneficiary if all the beneficiaries die before all amounts due have been paid. If no beneficiary or contingent beneficiary is named, or if none is alive when the Annuitant dies, we will pay as described in Part E, item 2.

6.     BUSINESS DAY:

VIA95JSLPC                                                                     5

       A Business Day is any day on which we are open and the New York Stock Exchange is open for trading.

7.     CONTRACT DATE:

       "Contract Date" is the date we receive the properly completed application and the premium for which annuity payments are made under this Contract.


8.     INVESTMENT FUNDS:

       "Investment Funds" are sub-funds of the Separate Account. Each Investment Fund may invest its assets in a separate class (or series) of a specified trust or investment company where each class (or series) represents a separate portfolio in such trust or investment company. The Data Pages show the available Investment Funds on the Contract Date. We will notify you of any changes in the Investment Funds available.

9.     OWNER:

       "Owner" is the person shown on the Data Pages who has the rights and options described in this Contract. The Owner may be changed, if you notify us in writing in a form we accept; the changes will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

10.    PREMIUM:

       "Premium" is the amount received by us under this Contract, before deduction of the Administrative Expense Charge shown on the Data Pages and any other charges, including state premium tax, which may apply. The Premium is shown on the Data Pages.

11.    PROCESSING OFFICE:

       "Processing Office" is the administrative office shown on the cover page of this Contract. If we change it, we will notify you.

12.    VALUATION PERIOD:

       A "Valuation Period" is each Business Day together with any consecutive preceding non-Business Days. For example, for each Monday which is a Business Day, the preceding Saturday and Sunday will be included to equal a three-day Valuation Period.




VIA95JSLPC                                                                     6

PART B.  ANNUITY OPTIONS
------------------------

1.     FIXED INCOME ANNUITY:

       The amount of Fixed Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account Interest Rate shown on the Data Pages. Fixed Income Annuity payments are guaranteed without regard to any investment results or to future changes in interest rates.

2.     VARIABLE INCOME ANNUITY:

       The initial payment amount of the Variable Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account the Assumed Base Rate of Net Investment Return shown on the Data Pages. Variable Income Annuity payments will vary based on the investment results of the applicable Separate Account Investment Funds.

       A.     SEPARATE ACCOUNT:

              We have established the Separate Account shown on the Data Pages and maintain it in accordance with the laws of New York State. Income and realized and unrealized gains and losses from the assets of the Separate Account are credited to or charged against it without regard to our other income, gains or losses. Assets are placed in the Separate Account to support this Contract and other variable annuity contracts and certificates. Assets may be placed in the Separate Account for other purposes, but not to support contracts or policies other than variable annuities and variable life insurance. A Separate Account may be subdivided into Investment Funds, also as shown on the Data Pages.

              The assets of the Separate Account are our property. The portion of such assets equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct. We may transfer assets of the Separate Account or Investment Fund in excess of the reserves and other liabilities with respect to such Account or Fund to another Separate Account or Investment Fund or to our general account.

              We may, at our discretion, invest Separate Account assets in any investment permitted by applicable law. We may rely conclusively on the opinion of counsel (including counsel in our employ) as to what investments we may make as law permits.

       B.     SEPARATE ACCOUNT ANNUITY UNIT VALUES:

              We determine the Annuity Unit Value for the Separate Account for each Valuation Period as described below.

              The Net Investment Factor for a Valuation Period is (i) divided by
              (ii) minus (iii), where


VIA95JSLPC                                                                     7

               (i) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the Valuation Period (before taking into account any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period and after deduction of investment advisory fees and direct operating expenses of the specified trust or investment company; for this purpose, we use the share value reported to us by the specified trust or investment company);

               (ii) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the preceding Valuation Period (taking into account any amounts allocated or withdrawn for that Valuation Period);

               (iii) is the daily Separate Account charge (see item c. below)
                     for the expenses and risks of the Contract, times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

              The Annuity Unit Value for a Valuation Period is the Annuity Unit Value for the immediately preceding Valuation Period multiplied by the Adjusted Net Investment Factor for such subsequent Valuation Period. The Adjusted Net Investment Factor for a Valuation Period is the Net Investment Factor for such Period reduced for each calendar day in such subsequent Valuation Period by the Adjustment Factor (shown on the Data Pages) times the Net Investment Factor in order to recognize the Assumed Base Rate of Net Investment Return (also shown on the Data Pages) used in the determination of the number of Annuity Units. Because of this adjustment, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return (after charges) is higher or lower than the Assumed Base Rate of Net Investment Return.

              The Average Annuity Unit Value for a calendar month is equal to the average of the Annuity Unit Values for such month. We will notify you or the person to whom payment is being made of the Average Annuity Unit Value used in determining the amount of each variable annuity payment.

       C.      DAILY SEPARATE ACCOUNT CHARGE:

               Assets of the Investment Funds will be subject to a daily asset charge. This daily asset charge is for mortality risk, expenses and expense risk that we assume, as well as for financial accounting. The charge will be made pursuant to item (iii) of "Net Investment Factor" as defined in item b. above. Such charge will be applied after any deductions to provide for taxes. The amount of the charge is shown on the Data Pages.

       D.      CHANGES WITH RESPECT TO SEPARATE ACCOUNT:

               We have the right, subject to compliance with applicable law, and, if required, approval of Contract Owners:

VIA95JSLPC                                                                     8

               (a) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts in addition to or in place of the Separate Account;

               (b) to combine any two or more Investment Funds or sub-funds thereof;

               (c) to transfer the assets we determine to be the share of the class of contract to which this Contract belongs from any Investment Fund to another Investment Fund, or from the Separate Account to another separate account, if such other Investment Fund or separate account has, in our judgment, the same investment objectives;

               (d) to operate the Separate Account or any Investment Fund as a management investment company under the Investment Company Act of 1940, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account;

               (e) to operate the Separate Account or any Investment Fund as a unit investment trust under the Investment Company Act of 1940;

               (f) to register or deregister the Separate Account under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

               (g) to restrict or eliminate any voting rights as to the Separate Account;

               (h) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies.

               A portfolio might, in our judgment, become unsuitable for investment by the Separate Account or Investment Funds, in view of legal, regulatory, or federal income tax restrictions. In such event, shares of another series or shares of another investment trust may be substituted for shares already purchased with respect to the Separate Account or as the security to be purchased in the future, provided that such substitution meets applicable federal income tax guidelines and, to the extent required by law, has been approved by the Securities and Exchange Commission and such other regulatory authorities as may be necessary.

               If the exercise of these rights results in a material change in the underlying investments of the Separate Account, you will be notified of such exercise, as required by law.


VIA95JSLPC                                                                     9

PART C.  ANNUITY BENEFITS
-------------------------

1.     MONTHLY PAYMENTS:

       We will pay a monthly life income commencing on the Date of First Payment shown on the Data Pages and thereafter for the remaining lifetime of the Annuitant and Joint Annuitant, with payments continued for the lifetime of the survivor after the death of either the Annuitant or Joint Annuitant. If both the Annuitant and Joint Annuitant die before the certain period shown in the Annuity Form on the Data pages, monthly payments will continue to be made to the Beneficiary until the end of the certain period.

2.     AMOUNT OF EACH PAYMENT:

       The amount of the first payment is shown on the Data Pages as the Total Initial Payment Amount; the Total Initial Payment Amount shown is the sum of the Fixed Income Annuity payment amount and the first Variable Income Annuity payment amount. With respect to later payments, each monthly payment will be the sum of the Fixed Income Annuity payment and the Variable Income Annuity payment, determined as follows:

       (a) Each Fixed Income Annuity payment will be made at the amount shown on the Data Pages.

       (b) The amount of the second and third monthly Variable Income Annuity payments with respect to each applicable Investment Fund will be the same as the amount of the first payment. The amount of the fourth and each subsequent monthly payment will be the number of Annuity Units for each Investment Fund multiplied by the Average Annuity Unit Value for the second calendar month immediately preceding the due date of the payment.

            The fourth and subsequent monthly Variable Income Annuity payments may increase or decrease in amount, depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages. Payments will not be increased or decreased in amount because of mortality or expense experience.

3.     DEATH OF OWNER:

       If you are not the Annuitant and you die before the Annuitant, upon the date of receipt by us at the Processing Office of proof satisfactory to us of your death, the Beneficiary becomes the Owner with all rights under this Contract. If you die before the Annuitant and if no Beneficiary is alive, your estate becomes the Owner.




VIA95JSLPC                                                                    10

PART D.  TRANSFERS
------------------

Transfers among Investment Funds are permitted only if so stated on the Data Pages. If the Data Pages do not state that transfers are permitted, and if after the Contract Date we change our rules to permit such transfers, we will notify you in writing. The notice will specify any restrictions which apply.



VIA95JSLPC                                                                    11

PART E.  GENERAL TERMS
----------------------

1.     CONTRACT:

       This Contract, the related application and any endorsement(s) constitute the entire Contract between the parties, and their terms alone will govern with respect to our rights and obligations. The Contract may not be modified, nor may any of our rights or requirements be waived, except in writing signed by one of our authorized officers.

2.     BENEFICIARY:

       You may change the Beneficiary from time to time by written notice to us, but any change will be effective only if it is approved by us. The change will, upon recording at the Processing Office, take effect as of the date the written notice was signed, but without further liability as to any payment or other settlement made by us before recording the change. If amounts become payable to a Beneficiary, such Beneficiary may designate (with the right to change such designation) a person or persons to receive any amount payable after the death of the Beneficiary, if the absence of such a designation would result in a single sum payment to such Beneficiary's executors or administrators. Such a designation or change will be made and will take effect in the same manner as a change of Beneficiary.

       If no Beneficiary (or contingent Beneficiary) is named, or if none is alive when you die, we will make any payment due to (a) your surviving spouse, if any, (b) your surviving children in equal shares or, should none survive, then (c) in a single sum to your estate. If more than one Beneficiary is alive when you die, we will pay them in equal shares unless you have chosen otherwise.

3.     ASSIGNMENT:

       This Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and except as otherwise permitted by law, no sum payable under this Contract may be transferred, assigned or encumbered, or will in any way be subject to any legal process to subject the same to the payment of any claim against the person to whom such sum is payable.

4.     PAYMENT:

       All payments by us under this Contract will be made by check (or, if so agreed by you and us, by wire transfer or other form).

5.     EVIDENCE OF SURVIVAL:

       We may require satisfactory evidence of survival of the Annuitant or Beneficiary on the due date of each payment. If the check for the payment is drawn to the order of the Annuitant or Beneficiary, the personal endorsement of such Annuitant or Beneficiary on the check will be accepted as

VIA95JSLPC                                                                    12
       evidence of survival, subject to our right to require evidence of the authority of any person who makes claim to receive any payment.

6.     AGE AND SEX:

       If the Annuitant's age or, if applicable, sex has been misstated, any benefits will be such as the Contract would have provided if the first payment amount had been based on the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at [6% per year] (or such other rate which applies under our rules at any time) to benefits falling due thereafter.

7.     CONTRACT CHANGES - APPLICABLE LAW:

       For you (and the Annuitant) to receive the tax treatment accorded to annuities under Federal law, this Contract must qualify initially and continue to qualify as an annuity under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we reserve in this Contract the right to defer acceptance of or to return any payment that would cause the Contract to fail to qualify as an annuity under applicable tax law as interpreted by us. Furthermore, we reserve the right to make changes in this Contract to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

       In addition, payments under this Contract must comply with any applicable requirements of Section 401(a)(9) of the Internal Revenue Code and the Treasury regulations which apply.








VIA95JSLPC                                                                    13

                                   ENDORSEMENT



                            NOTICE OF RIGHT TO CANCEL
                            -------------------------



This Contract provides a ten day right to cancel. See the cover page. If you cancel the Contract according to this right, you will receive a refund of any premium made, plus or minus any investment gain or loss which applies to the Separate Account Investment Funds from the date the premium or portion thereof was allocated to any such Investment Fund, if applicable, to the date the Contract is canceled.









ENDVIA95

                       VARIABLE IMMEDIATE ANNUITY CONTRACT









THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This is a legal contract between its owner and us. Please read it carefully.

In this Contract, "you" and "your" refer to the owner, and "we," "us," and "our" refer to Equitable.

We agree to pay an annuity based on the terms shown on the Data Pages. Other important terms are described in the various parts of this Contract.

THE AMOUNT OF EACH VARIABLE INCOME ANNUITY PAYMENT MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT INVESTMENT FUNDS, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.

TEN DAY RIGHT TO EXAMINE CONTRACT: You may return this Contract to us within 10 days from the date you receive it. Return it to the Processing Office shown below. If you return it within the 10-day period, your Contract will be canceled from the Contract Date. We will refund any premium made, less any distribution payable. After this 10-day period, this Contract may not be surrendered.

Processing Office:  [Annuity Benefits Division, P.O. Box 2494,
                    New York, N.Y. 10116-2494]


NEW YORK,

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
/s/ Joseph J. Melone                           /s/ James M. Benson
Chairman and Chief Executive Officer           President and Chief Operating
                                               Officer



Vice President and Secretary



VIA95LPC                                                                       1

VARIABLE IMMEDIATE ANNUITY CONTRACT. Non-participating (no dividends payable). Non-assignable. Non-transferable.


VIA95LPC                                                                       2

                                   DATA PAGES


OWNER                       [John Doe] [September 1, 1995]         CONTRACT DATE

ANNUITY FORM          [Life Annuity-10  [XXXXX]                  CONTRACT NUMBER
                         Year Certain]

ANNUITANT                   [John Doe] [70-1/2 - M]            ISSUE AGE AND SEX

PREMIUM                      [$10,000] [October 1, 1995]   DATE OF FIRST PAYMENT

[PREMIUM ALLOCATION]
                        [Fixed Income] [xx%]
                     [Variable Income] [yy%]

ANNUITY OPTIONS:
[ o  FIXED INCOME ANNUITY    Amount of Fixed Income Annuity Payment      $50.00]

   o VARIABLE INCOME ANNUITIES:                           NUMBER OF
     INVESTMENT FUNDS*                                    ANNUITY UNITS

     [MONEY MARKET                                         XX.XXX
     INTERMEDIATE GOVERNMENT                               XX.XXX
       SECURITIES
     QUALITY BOND                                          XX.XXX
     HIGH YIELD                                            XX.XXX
     GROWTH & INCOME                                       XX.XXX
     EQUITY INDEX                                          XX.XXX
     COMMON STOCK                                          XX.XXX
     GLOBAL                                                XX.XXX
     INTERNATIONAL                                         XX.XXX
     AGGRESSIVE STOCK                                      XX.XXX
     CONSERVATIVE INVESTORS                                XX.XXX
     BALANCED                                              XX.XXX
     GROWTH INVESTORS]                                     XX.XXX

     [Dollar amount of Variable Annuity Payment                         [$50.00]

                                          Total Initial Payment Amount [$100.00]

     * These are Funds of our Separate Account [A.]


BENEFICIARY           [John Doe]        [Husband]

VIA95LPC                                                                       3

                      [Jane Doe]        [Wife]






                        DATE OF ISSUE [September 1, 1995]

VIA95LPC                                                                       4

                              DATA PAGES (CONT'D.)



       ASSUMED BASE RATE OF NET INVESTMENT RETURN: [5.0%][3.5%] PER YEAR

       ADJUSTMENT FACTOR                                      [.00013366]
                                                              [.00009425] for
                                                              each day in the
                                                              Valuation Period.

       [ADMINISTRATIVE EXPENSE CHARGE: [$200] FOR CONTRACT AT ISSUE]

       DAILY SEPARATE ACCOUNT CHARGE: [Annual rate of .50%. This charge is in addition to investment advisory fees and direct operating expenses charged with respect to an Investment Fund as described in item 2.b of Fund B.]

       [INTEREST RATE (FOR FIXED INCOME
                               ANNUITY):]                     [6.0%]

       [TRANSFERS AMONG                                       [Not permitted.]
         INVESTMENT FUNDS:]

VIA95LPC                                                                       5

PART A.  BASIC TERMS
--------------------


1.     ANNUITANT:

       "Annuitant" is the person or persons shown as such on the Data Pages and during whose lifetime an income will be payable to the Owner, unless the Owner specifies otherwise.

2.     ANNUITY BENEFIT:

       "Annuity Benefit" means the benefit payable by us pursuant to the annuity options provided under this Contract.

       "Fixed Income Annuity" means an annuity option under which the monthly payments are payable in a specified dollar amount. "Variable Income Annuity" means an annuity option under which the dollar amount of such monthly payment may increase or decrease depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages.

3.     ANNUITY UNIT:

       "Annuity Unit" applies to the Variable Income Annuity only and is a unit of measurement used in determining the amount of each Variable Income Annuity payment. A number of Annuity Units is calculated by dividing the first monthly Variable Income Annuity payment amount by the unit value for the Valuation Period which includes the due date of the first monthly payment.

4.     ANNUITY UNIT VALUE:

       "Annuity Unit Value" means the dollar value of any given date of each Annuity Unit in each applicable Investment Fund of the Separate Account.

5.     BENEFICIARY:

       "Beneficiary" is the person or persons (a) you name in the application for this Contract and to whom the death benefit, if any, is payable when the Annuitant dies or (b) who succeeds as Owner in the event of your death before the Annuitant. As Owner, you may name a contingent beneficiary to become the beneficiary if all the beneficiaries die before all amounts due have been paid. If no beneficiary or contingent beneficiary is named, or if none is alive when the Annuitant dies, we will pay as described in Part E, item 2.

6.     BUSINESS DAY:

       A Business Day is any day on which we are open and the New York Stock Exchange is open for trading.

VIA95LPC                                                                       6

7.     CONTRACT DATE:

       "Contract Date" is the date we receive the properly completed application and the premium for which annuity payments are made under this Contract.

8.     INVESTMENT FUNDS:

       "Investment Funds" are sub-funds of the Separate Account. Each Investment Fund may invest its assets in a separate class (or series) of a specified trust or investment company where each class (or series) represents a separate portfolio in such trust or investment company. The Data Pages show the available Investment Funds on the Contract Date. We will notify you of any changes in the Investment Funds available.

9.     OWNER:

       "Owner" is the person shown on the Data Pages who has the rights and options described in this Contract. The Owner may be changed, if you notify us in writing in a form we accept; the changes will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

10.    PREMIUM:

       "Premium" is the amount received by us under this Contract, before deduction of the Administrative Expense Charge shown on the Data Pages and any other charges, including state premium tax, which may apply. The Premium is shown on the Data Pages.

11.    PROCESSING OFFICE:

       "Processing Office" is the administrative office shown on the cover page of this Contract. If we change it, we will notify you.

12.    VALUATION PERIOD:

       A "Valuation Period" is each Business Day together with any consecutive preceding non-Business Days. For example, for each Monday which is a Business Day, the preceding Saturday and Sunday will be included to equal a three-day Valuation Period.


VIA95LPC                                                                       7

PART B.  ANNUITY OPTIONS
------------------------

1.     FIXED INCOME ANNUITY:

       The amount of Fixed Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account Interest Rate shown on the Data Pages. Fixed Income Annuity payments are guaranteed without regard to any investment results or to future changes in interest rates.

2.     VARIABLE INCOME ANNUITY:

       The initial payment amount of the Variable Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account the Assumed Base Rate of Net Investment Return shown on the Data Pages. Variable Income Annuity payments will vary based on the investment results of the applicable Separate Account Investment Funds.

       A.     SEPARATE ACCOUNT:

              We have established the Separate Account shown on the Data Pages and maintain it in accordance with the laws of New York State. Income and realized and unrealized gains and losses from the assets of the Separate Account are credited to or charged against it without regard to our other income, gains or losses. Assets are placed in the Separate Account to support this Contract and other variable annuity contracts and certificates. Assets may be placed in the Separate Account for other purposes, but not to support contracts or policies other than variable annuities and variable life insurance. A Separate Account may be subdivided into Investment Funds, also as shown on the Data Pages.

              The assets of the Separate Account are our property. The portion of such assets equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct. We may transfer assets of the Separate Account or Investment Fund in excess of the reserves and other liabilities with respect to such Account or Fund to another Separate Account or Investment Fund or to our general account.

              We may, at our discretion, invest Separate Account assets in any investment permitted by applicable law. We may rely conclusively on the opinion of counsel (including counsel in our employ) as to what investments we may make as law permits.

       B.     SEPARATE ACCOUNT ANNUITY UNIT VALUES:

              We determine the Annuity Unit Value for the Separate Account for each Valuation Period as described below.

              The Net Investment Factor for a Valuation Period is (i) divided by
              (ii) minus (iii), where
VIA95LPC                                                                       8

               (i) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the Valuation Period (before taking into account any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period and after deduction of investment advisory fees and direct operating expenses of the specified trust or investment company; for this purpose, we use the share value reported to us by the specified trust or investment company);

               (ii) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the preceding Valuation Period (taking into account any amounts allocated or withdrawn for that Valuation Period);

               (iii) is the daily Separate Account charge (see item c. below)
                     for the expenses and risks of the Contract, times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

              The Annuity Unit Value for a Valuation Period is the Annuity Unit Value for the immediately preceding Valuation Period multiplied by the Adjusted Net Investment Factor for such subsequent Valuation Period. The Adjusted Net Investment Factor for a Valuation Period is the Net Investment Factor for such Period reduced for each calendar day in such subsequent Valuation Period by the Adjustment Factor (shown on the Data Pages) times the Net Investment Factor in order to recognize the Assumed Base Rate of Net Investment Return (also shown on the Data Pages) used in the determination of the number of Annuity Units. Because of this adjustment, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return (after charges) is higher or lower than the Assumed Base Rate of Net Investment Return.

              The Average Annuity Unit Value for a calendar month is equal to the average of the Annuity Unit Values for such month. We will notify you or the person to whom payment is being made of the Average Annuity Unit Value used in determining the amount of each variable annuity payment.

       C.      DAILY SEPARATE ACCOUNT CHARGE:

               Assets of the Investment Funds will be subject to a daily asset charge. This daily asset charge is for mortality risk, expenses and expense risk that we assume, as well as for financial accounting. The charge will be made pursuant to item (iii) of "Net Investment Factor" as defined in item b. above. Such charge will be applied after any deductions to provide for taxes. The amount of the charge is shown on the Data Pages.

       D.      CHANGES WITH RESPECT TO SEPARATE ACCOUNT:

               We have the right, subject to compliance with applicable law, and, if required, approval of Contract Owners:

VIA95LPC                                                                       9

               (a) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts in addition to or in place of the Separate Account;

               (b) to combine any two or more Investment Funds or sub-funds thereof;

               (c) to transfer the assets we determine to be the share of the class of contract to which this Contract belongs from any Investment Fund to another Investment Fund, or from the Separate Account to another separate account, if such other Investment Fund or separate account has, in our judgment, the same investment objectives;

               (d) to operate the Separate Account or any Investment Fund as a management investment company under the Investment Company Act of 1940, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account;

               (e) to operate the Separate Account or any Investment Fund as a unit investment trust under the Investment Company Act of 1940;

               (f) to register or deregister the Separate Account under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

               (g) to restrict or eliminate any voting rights as to the Separate Account;

               (h) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies.

               A portfolio might, in our judgment, become unsuitable for investment by the Separate Account or Investment Funds, in view of legal, regulatory, or federal income tax restrictions. In such event, shares of another series or shares of another investment trust may be substituted for shares already purchased with respect to the Separate Account or as the security to be purchased in the future, provided that such substitution meets applicable federal income tax guidelines and, to the extent required by law, has been approved by the Securities and Exchange Commission and such other regulatory authorities as may be necessary.

               If the exercise of these rights results in a material change in the underlying investments of the Separate Account, you will be notified of such exercise, as required by law.


VIA95LPC                                                                      10

PART C.  ANNUITY BENEFITS
-------------------------

1.     MONTHLY PAYMENTS:

       We will pay a monthly life income commencing on the Date of First Payment shown on the Data Pages and thereafter for the remaining lifetime of the Annuitant. If the Annuitant dies before the certain period shown in the Annuity Form on the Data Pages, monthly payments will continue to be made to the Beneficiary until the end of the certain period.

2.     AMOUNT OF EACH PAYMENT:

       The amount of the first payment is shown on the Data Pages as the Total Initial Payment Amount; the Total Initial Payment Amount shown is the sum of the Fixed Income Annuity payment amount and the first Variable Income Annuity payment amount. With respect to later payments, each monthly payment will be the sum of the Fixed Income Annuity payment and the Variable Income Annuity payment, determined as follows:

       (a) Each Fixed Income Annuity payment will be made at the amount shown on the Data Pages.

       (b) The amount of the second and third monthly Variable Income Annuity payments with respect to each applicable Investment Fund will be the same as the amount of the first payment. The amount of the fourth and each subsequent monthly payment will be the number of Annuity Units for each Investment Fund multiplied by the Average Annuity Unit Value for the second calendar month immediately preceding the due date of the payment.

            The fourth and subsequent monthly Variable Income Annuity payments may increase or decrease in amount, depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages. Payments will not be increased or decreased in amount because of mortality or expense experience.

3.     DEATH OF OWNER:

       If you are not the Annuitant and you die before the Annuitant, upon the date of receipt by us at the Processing Office of proof satisfactory to us of your death, the Beneficiary becomes the Owner with all rights under this Contract. If you die before the Annuitant and if no Beneficiary is alive, your estate becomes the Owner.

VIA95LPC                                                                      11

PART D.  TRANSFERS
------------------

Transfers among Investment Funds are permitted only if so stated on the Data Pages. If the Data Pages do not state that transfers are permitted, and if after the Contract Date we change our rules to permit such transfers, we will notify you in writing. The notice will specify any restrictions which apply.



VIA95LPC                                                                      12

PART E.  GENERAL TERMS
----------------------

1.     CONTRACT:

       This Contract, the related application and any endorsement(s) constitute the entire Contract between the parties, and their terms alone will govern with respect to our rights and obligations. The Contract may not be modified, nor may any of our rights or requirements be waived, except in writing signed by one of our authorized officers.

2.     BENEFICIARY:

       You may change the Beneficiary from time to time by written notice to us, but any change will be effective only if it is approved by us. The change will, upon recording at the Processing Office, take effect as of the date the written notice was signed, but without further liability as to any payment or other settlement made by us before recording the change. If amounts become payable to a Beneficiary, such Beneficiary may designate (with the right to change such designation) a person or persons to receive any amount payable after the death of the Beneficiary, if the absence of such a designation would result in a single sum payment to such Beneficiary's executors or administrators. Such a designation or change will be made and will take effect in the same manner as a change of Beneficiary.

       If no Beneficiary (or contingent Beneficiary) is named, or if none is alive when you die, we will make any payment due to (a) your surviving spouse, if any, (b) your surviving children in equal shares or, should none survive, then (c) in a single sum to your estate. If more than one Beneficiary is alive when you die, we will pay them in equal shares unless you have chosen otherwise.

3.     ASSIGNMENT:

       This Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and except as otherwise permitted by law, no sum payable under this Contract may be transferred, assigned or encumbered, or will in any way be subject to any legal process to subject the same to the payment of any claim against the person to whom such sum is payable.

4.     PAYMENT:

       All payments by us under this Contract will be made by check (or, if so agreed by you and us, by wire transfer or other form).

5.     EVIDENCE OF SURVIVAL:

       We may require satisfactory evidence of survival of the Annuitant or Beneficiary on the due date of each payment. If the check for the payment is drawn to the order of the Annuitant or Beneficiary, the personal endorsement of such Annuitant or Beneficiary on the check will be accepted as


VIA95LPC                                                                      13
       evidence of survival, subject to our right to require evidence of the authority of any person who makes claim to receive any payment.

6.     AGE AND SEX:

       If the Annuitant's age or, if applicable, sex has been misstated, any benefits will be such as the Contract would have provided if the first payment amount had been based on the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at [6% per year] (or such other rate which applies under our rules at any time) to benefits falling due thereafter.



7.     CONTRACT CHANGES - APPLICABLE LAW:

       For you (and the Annuitant) to receive the tax treatment accorded to annuities under Federal law, this Contract must qualify initially and continue to qualify as an annuity under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we reserve in this Contract the right to defer acceptance of or to return any payment that would cause the Contract to fail to qualify as an annuity under applicable tax law as interpreted by us. Furthermore, we reserve the right to make changes in this Contract to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

       In addition, payments under this Contract must comply with any applicable requirements of Section 401(a)(9) of the Internal Revenue Code and the Treasury regulations which apply.





VIA95LPC                                                                      14

                                   ENDORSEMENT



                            NOTICE OF RIGHT TO CANCEL
                            -------------------------



This Contract provides a ten day right to cancel. See the cover page. If you cancel the Contract according to this right, you will receive a refund of any premium made, plus or minus any investment gain or loss which applies to the Separate Account Investment Funds from the date the premium or portion thereof was allocated to any such Investment Fund, if applicable, to the date the Contract is canceled.









ENDVIA95

                       VARIABLE IMMEDIATE ANNUITY CONTRACT







THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

This is a legal contract between its owner and us. Please read it carefully.

In this Contract, "you" and "your" refer to the owner, and "we," "us," and "our" refer to Equitable.

We agree to pay an annuity based on the terms shown on the Data Pages. Other important terms are described in the various parts of this Contract.

THE AMOUNT OF EACH VARIABLE INCOME ANNUITY PAYMENT MAY INCREASE OR DECREASE, DEPENDING ON INVESTMENT RESULTS OF THE SEPARATE ACCOUNT INVESTMENT FUNDS, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.

TEN DAY RIGHT TO EXAMINE CONTRACT: You may return this Contract to us within 10 days from the date you receive it. Return it to the Processing Office shown below. If you return it within the 10-day period, your Contract will be canceled from the Contract Date. We will refund any premium made, less any distribution payable. After this 10-day period, this Contract may not be surrendered.

Processing Office: [Annuity Benefits Division, P.O. Box 2494, New York, N.Y. 10116-2494]


NEW YORK,

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
/s/ Joseph J. Melone                           /s/ James M. Benson
Chairman and Chief Executive Officer           President and Chief Operating
                                               Officer




Vice President and Secretary









VARIABLE IMMEDIATE ANNUITY CONTRACT. Non-participating (no dividends payable). Non-assignable. Non-transferable.


VIA95L                                                                         1

VIA95L                                                                       2

                                   DATA PAGES


OWNER                    [John Doe]      [September 1, 1995]       CONTRACT DATE

ANNUITY FORM         [Life Annuity]      [XXXXX]                 CONTRACT NUMBER

ANNUITANT                [John Doe]      [70-1/2 - M]          ISSUE AGE AND SEX

PREMIUM                   [$10,000]      [October 1, 1995] DATE OF FIRST PAYMENT

[PREMIUM ALLOCATION]
                     [Fixed Income]      [xx%]
                  [Variable Income]      [yy%]

ANNUITY OPTIONS:
[ o  FIXED INCOME ANNUITY    Amount of Fixed Income Annuity Payment      $50.00]

  o  VARIABLE INCOME ANNUITIES:                           NUMBER OF
     INVESTMENT FUNDS*                                    ANNUITY UNITS

    [MONEY MARKET                                          XX.XXX
     INTERMEDIATE GOVERNMENT                               XX.XXX
       SECURITIES
     QUALITY BOND                                          XX.XXX
     HIGH YIELD                                            XX.XXX
     GROWTH & INCOME                                       XX.XXX
     EQUITY INDEX                                          XX.XXX
     COMMON STOCK                                          XX.XXX
     GLOBAL                                                XX.XXX
     INTERNATIONAL                                         XX.XXX
     AGGRESSIVE STOCK                                      XX.XXX
     CONSERVATIVE INVESTORS                                XX.XXX
     BALANCED                                              XX.XXX
     GROWTH INVESTORS]                                     XX.XXX

    [Dollar amount of Variable Annuity Payment                          [$50.00]

                                          Total Initial Payment Amount [$100.00]

     * These are Funds of our Separate Account [A.]


SUCCESSOR OWNER [Jane Doe], for the purposes of item 3, Part C.


VIA95L                                                                        3

                        DATE OF ISSUE [September 1, 1995]

VIA95L                                                                        4

                              DATA PAGES (CONT'D.)



       ASSUMED BASE RATE OF NET INVESTMENT RETURN: [5.0%][3.5%] PER YEAR

ADJUSTMENT FACTOR                            [.00013366] [.00009425] for each
                                             day in the Valuation Period.

[ADMINISTRATIVE EXPENSE CHARGE:              [$200] FOR CONTRACT AT ISSUE]

DAILY SEPARATE ACCOUNT CHARGE:               [Annual rate of .50%. This charge
                                             is in addition to investment
                                             advisory fees and direct operating
                                             expenses charged with respect to an
                                             Investment Fund as described in
                                             item 2.b. of Part B.]

[INTEREST RATE (FOR FIXED INCOME
                         ANNUITY):][6.0%]

       [TRANSFERS AMONG                                       [Not permitted.]
         INVESTMENT FUNDS:]

VIA95L                                                                        5

PART A.  BASIC TERMS
--------------------


1.     ANNUITANT:

       "Annuitant" is the person or persons shown as such on the Data Pages and during whose lifetime an income will be payable to the Owner, unless the Owner specifies otherwise.

2.     ANNUITY BENEFIT:

       "Annuity Benefit" means the benefit payable by us pursuant to the annuity options provided under this Contract.

       "Fixed Income Annuity" means an annuity option under which the monthly payments are payable in a specified dollar amount. "Variable Income Annuity" means an annuity option under which the dollar amount of such monthly payment may increase or decrease depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages.

3.     ANNUITY UNIT:

       "Annuity Unit" applies to the Variable Income Annuity only and is a unit of measurement used in determining the amount of each Variable Income Annuity payment. A number of Annuity Units is calculated by dividing the first monthly Variable Income Annuity payment amount by the unit value for the Valuation Period which includes the due date of the first monthly payment.

4.     ANNUITY UNIT VALUE:

       "Annuity Unit Value" means the dollar value of any given date of each Annuity Unit in each applicable Investment Fund of the Separate Account.

5.     BUSINESS DAY:

       A Business Day is any day on which we are open and the New York Stock Exchange is open for trading.

6.     CONTRACT DATE:

       "Contract Date" is the date we receive the properly completed application and the premium for which annuity payments are made under this Contract.

7.     INVESTMENT FUNDS:

       "Investment Funds" are sub-funds of the Separate Account. Each Investment Fund may invest its assets in a separate class (or series) of a specified trust or investment company where each class (or series) represents a separate portfolio in such trust or investment company. The Data Pages show

VIA95L                                                                        6
       the available Investment Funds on the Contract Date. We will notify you of any changes in the Investment Funds available.

8.     OWNER:

       "Owner" is the person shown on the Data Pages who has the rights and options described in this Contract. The Owner, or any Successor Owner, may be changed, if you notify us in writing in a form we accept; the changes will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

9.     PREMIUM:

       "Premium" is the amount received by us under this Contract, before deduction of the Administrative Expense Charge shown on the Data Pages and any other charges, including state premium tax, which may apply. The Premium is shown on the Data Pages.

10.    PROCESSING OFFICE:

       "Processing Office" is the administrative office shown on the cover page of this Contract. If we change it, we will notify you.

11.    SUCCESSOR OWNER:

       "Successor Owner" is the person or persons who succeeds as Owner in the event of your death before the Annuitant. The Successor Owner may be changed, if you notify us in writing in a form we accept; the change will, upon recording at the Processing Office, take effect as of the date the written form was signed, but without further liability as to any payment made by us before recording the change.

12.    VALUATION PERIOD:

       A "Valuation Period" is each Business Day together with any consecutive preceding non-Business Days. For example, for each Monday which is a Business Day, the preceding Saturday and Sunday will be included to equal a three-day Valuation Period.




VIA95L                                                                        7

PART B.  ANNUITY OPTIONS
------------------------

1.     FIXED INCOME ANNUITY:

       The amount of Fixed Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account Interest Rate shown on the Data Pages. Fixed Income Annuity payments are guaranteed without regard to any investment results or to future changes in interest rates.

2.     VARIABLE INCOME ANNUITY:

       The initial payment amount of the Variable Income Annuity, if applicable, provided by allocation of a portion of the Premium is determined taking into account the Assumed Base Rate of Net Investment Return shown on the Data Pages. Variable Income Annuity payments will vary based on the investment results of the applicable Separate Account Investment Funds.

       A.     SEPARATE ACCOUNT:

              We have established the Separate Account shown on the Data Pages and maintain it in accordance with the laws of New York State. Income and realized and unrealized gains and losses from the assets of the Separate Account are credited to or charged against it without regard to our other income, gains or losses. Assets are placed in the Separate Account to support this Contract and other variable annuity contracts and certificates. Assets may be placed in the Separate Account for other purposes, but not to support contracts or policies other than variable annuities and variable life insurance. A Separate Account may be subdivided into Investment Funds, also as shown on the Data Pages.

              The assets of the Separate Account are our property. The portion of such assets equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct. We may transfer assets of the Separate Account or Investment Fund in excess of the reserves and other liabilities with respect to such Account or Fund to another Separate Account or Investment Fund or to our general account.

              We may, at our discretion, invest Separate Account assets in any investment permitted by applicable law. We may rely conclusively on the opinion of counsel (including counsel in our employ) as to what investments we may make as law permits.

       B.     SEPARATE ACCOUNT ANNUITY UNIT VALUES:

              We determine the Annuity Unit Value for the Separate Account for each Valuation Period as described below.

              The Net Investment Factor for a Valuation Period is (i) divided by
              (ii) minus (iii), where

                (i) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the Valuation Period (before taking into account any amounts allocated to or withdrawn from the Investment Fund for the


VIA95L                                                                        8

                     Valuation Period and after deduction of investment advisory fees and direct operating expenses of the specified trust or investment company; for this purpose, we use the share value reported to us by the specified trust or investment company);

               (ii) is the net asset value of the Investment Fund's shares of the related portfolio of the specified trust or investment company at the end of the preceding Valuation Period (taking into account any amounts allocated or withdrawn for that Valuation Period);

               (iii) is the daily Separate Account charge (see item c. below)
                     for the expenses and risks of the Contract, times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

              The Annuity Unit Value for a Valuation Period is the Annuity Unit Value for the immediately preceding Valuation Period multiplied by the Adjusted Net Investment Factor for such subsequent Valuation Period. The Adjusted Net Investment Factor for a Valuation Period is the Net Investment Factor for such Period reduced for each calendar day in such subsequent Valuation Period by the Adjustment Factor (shown on the Data Pages) times the Net Investment Factor in order to recognize the Assumed Base Rate of Net Investment Return (also shown on the Data Pages) used in the determination of the number of Annuity Units. Because of this adjustment, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return (after charges) is higher or lower than the Assumed Base Rate of Net Investment Return.

              The Average Annuity Unit Value for a calendar month is equal to the average of the Annuity Unit Values for such month. We will notify you or the person to whom payment is being made of the Average Annuity Unit Value used in determining the amount of each variable annuity payment.

       C.      DAILY SEPARATE ACCOUNT CHARGE:

               Assets of the Investment Funds will be subject to a daily asset charge. This daily asset charge is for mortality risk, expenses and expense risk that we assume, as well as for financial accounting. The charge will be made pursuant to item (iii) of "Net Investment Factor" as defined in item b. above. Such charge will be applied after any deductions to provide for taxes. The amount of the charge is shown on the Data Pages.

       D.      CHANGES WITH RESPECT TO SEPARATE ACCOUNT:

               We have the right, subject to compliance with applicable law, and, if required, approval of Contract Owners:

               (a) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts in addition to or in place of the Separate Account;

               (b) to combine any two or more Investment Funds or sub-funds thereof;

VIA95L                                                                        9

               (c) to transfer the assets we determine to be the share of the class of contract to which this Contract belongs from any Investment Fund to another Investment Fund, or from the Separate Account to another separate account, if such other Investment Fund or separate account has, in our judgment, the same investment objectives;

               (d) to operate the Separate Account or any Investment Fund as a management investment company under the Investment Company Act of 1940, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account;

               (e) to operate the Separate Account or any Investment Fund as a unit investment trust under the Investment Company Act of 1940;

               (f) to register or deregister the Separate Account under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

               (g) to restrict or eliminate any voting rights as to the Separate Account;

               (h) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies.

               A portfolio might, in our judgment, become unsuitable for investment by the Separate Account or Investment Funds, in view of legal, regulatory, or federal income tax restrictions. In such event, shares of another series or shares of another investment trust may be substituted for shares already purchased with respect to the Separate Account or as the security to be purchased in the future, provided that such substitution meets applicable federal income tax guidelines and, to the extent required by law, has been approved by the Securities and Exchange Commission and such other regulatory authorities as may be necessary.

               If the exercise of these rights results in a material change in the underlying investments of the Separate Account, you will be notified of such exercise, as required by law.


VIA95L                                                                       10

PART C.  ANNUITY BENEFITS
-------------------------

1.     MONTHLY PAYMENTS:

       We will pay a monthly life income commencing on the Date of First Payment shown on the Data Pages. Monthly payments will continue to be made until the last payment due before the Annuitant dies.

2.     AMOUNT OF EACH PAYMENT:

       The amount of the first payment is shown on the Data Pages as the Total Initial Payment Amount; the Total Initial Payment Amount shown is the sum of the Fixed Income Annuity payment amount and the first Variable Income Annuity payment amount. With respect to later payments, each monthly payment will be the sum of the Fixed Income Annuity payment and the Variable Income Annuity payment, determined as follows:

       (a) Each Fixed Income Annuity payment will be made at the amount shown on the Data Pages.

       (b) The amount of the second and third monthly Variable Income Annuity payments with respect to each applicable Investment Fund will be the same as the amount of the first payment. The amount of the fourth and each subsequent monthly payment will be the number of Annuity Units for each Investment Fund multiplied by the Average Annuity Unit Value for the second calendar month immediately preceding the due date of the payment.

            The fourth and subsequent monthly Variable Income Annuity payments may increase or decrease in amount, depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return shown on the Data Pages. Payments will not be increased or decreased in amount because of mortality or expense experience.

3.     DEATH OF OWNER:

       If you are not the Annuitant and you die before the Annuitant, upon the date of receipt by us at the Processing Office of proof satisfactory to us of your death, the Successor Owner becomes the Owner with all rights under this Contract. If you die before the Annuitant and if no Successor Owner is alive, your estate becomes the Owner.

VIA95L                                                                       11

PART D.  TRANSFERS
------------------

Transfers among Investment Funds are permitted only if so stated on the Data Pages. If the Data Pages do not state that transfers are permitted, and if after the Contract Date we change our rules to permit such transfers, we will notify you in writing. The notice will specify any restrictions which apply.



VIA95L                                                                       12

PART E.  GENERAL TERMS
----------------------

1.     CONTRACT:

       This Contract, the related application and any endorsement(s) constitute the entire Contract between the parties, and their terms alone will govern with respect to our rights and obligations. The Contract may not be modified, nor may any of our rights or requirements be waived, except in writing signed by one of our authorized officers.

2.     ASSIGNMENT:

       This Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and except as otherwise permitted by law, no sum payable under this Contract may be transferred, assigned or encumbered, or will in any way be subject to any legal process to subject the same to the payment of any claim against the person to whom such sum is payable.

3.     PAYMENT:

       All payments by us under this Contract will be made by check (or, if so agreed by you and us, by wire transfer or other form).

4.     EVIDENCE OF SURVIVAL:

       We may require satisfactory evidence of survival of the Annuitant on the due date of each payment. If the check for the payment is drawn to the order of the Annuitant, the personal endorsement of such Annuitant on the check will be accepted as evidence of survival, subject to our right to require evidence of the authority of any person who makes claim to receive any payment.

5.     AGE AND SEX:

       If the Annuitant's age or, if applicable, sex has been misstated, any benefits will be such as the Contract would have provided if the first payment amount had been based on the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at [6% per year] (or such other rate which applies under our rules at any time) to benefits falling due thereafter.

6.     CONTRACT CHANGES - APPLICABLE LAW:

       For you (and the Annuitant) to receive the tax treatment accorded to annuities under Federal law, this Contract must qualify initially and continue to qualify as an annuity under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we reserve in this Contract the right to defer acceptance of or to return any payment that would cause the Contract to fail to qualify as an annuity under applicable tax law as interpreted by us. Furthermore, we reserve the right to make changes in this Contract to the extent we deem it necessary to continue to qualify this Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

VIA95L                                                                       13

       In addition, payments under this Contract must comply with any applicable requirements of Section 401(a)(9) of the Internal Revenue Code and the Treasury regulations which apply.




VIA95L                                                                       14

                                   ENDORSEMENT



                            NOTICE OF RIGHT TO CANCEL
                            -------------------------



This Contract provides a ten day right to cancel. See the cover page. If you cancel the Contract according to this right, you will receive a refund of any premium made, plus or minus any investment gain or loss which applies to the Separate Account Investment Funds from the date the premium or portion thereof was allocated to any such Investment Fund, if applicable, to the date the Contract is canceled.









ENDVIA95

                                                                    January 1996

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                  Description of Illustrative and Variable Text
                         For Contract Form Nos. VIA95L,
                               VIA95LPC, VIA95JSL,
                                 and VIA95JSLPC
= = = = = = = = = = = = = = = = = = = = = = = = = = == = = = = = = = = = = = = =

The following comments describe the nature and scope of the illustrative and variable material in the forms and are numbered to correspond to the numbers that, on the forms filed for approval, have been placed adjacent to the underscored or bracketed areas on the forms that may change.


1. These are illustrative numbers, dates, and names that reflect the facts in a given case.

2. The definition of Processing Office reflects our current administrative office. If we change this to a different address, the definition will be changed accordingly.

3. As provided in Part B, Section 2 of each Contract, the Separate Account and applicable Investment Funds then available from Equitable will be listed here. Any Separate Account and Investment Fund available at any time will be one which has been approved by the New York Insurance Department. The Investment Funds which currently apply are Investment Funds of Equitable's Separate Account A.

       If Equitable at any time adds, removes or limits Investment Funds or changes the Separate Account pursuant to Part B, Section 2.d. of each Contract, the list of Investment Funds and/or the reference to the Separate Account to be included in the Data Pages will be changed accordingly.

4. The appropriate Assumed Base Rate of Investment Return to apply with respect to a variable annuity, pursuant to Part B, Section 2 of each Contract, will be shown here. The rate of 5.00% applies currently to Contracts to be issued in New York and most other states. Where required (currently Florida, New Mexico, Texas and West Virginia), the rate of 3.5% will be shown. In addition, we are considering the possibility at a future date of permitting the annuitant to choose the rate to apply, subject to applicable state requirements.

5. The Adjustment Factor to apply pursuant to Part B, Section 2.c. of each Contract will be shown. The rate of .00013366 will apply if the Assumed Base Rate of Investment Return is 5.0%; the rate of .00009425 will apply if the Assumed Base Rate of Investment Return is 3.5%.

6. Equitable has the right to charge an Administrative Expense Charge, deducted from the premium paid. Currently, this Charge is $200, but we reserve the right to increase this charge in the future for new contracts; however, any change to an amount which exceeds $500 will be filed with the Department for approval.

7. The Daily Separate Account Charge may change for Contracts issued in the future in order to reflect changes in administrative expenses, death benefit and mortality experience, and mortality and expense risks, subject to any


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       regulatory  approvals  that apply.  Any change to an amount which exceeds
       2.0% will be filed with the Department for approval.

8. Pursuant to Part B, Section 1 of each Contract, the Interest Rate which applies to a fixed income annuity will be shown in the Data Pages. This Rate will vary based on the date of issue of the Contract and will be determined on a uniform basis to apply consistently to like Contracts issued as of the same date.

9. Currently, transfers among Investment Funds are not permitted under the Contract. At a future date, if our administrative systems can accommodate such transfers, they will be permitted. If so, the transfer frequency (e.g., one transfer permitted in each month) will be reflected in the Data Pages.



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